United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                         January 19, 2010
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

              1-6479-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

666 Third Avenue
            New York, New York  10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01      Other Events.

On January 19, 2010, the Compensation Committee of the Board of Directors (the “Board”) of Overseas Shipholding Group, Inc. (the “Company”) approved the following:

(1)           Stock Ownership Guidelines for Senior Management Employees Level 21 and Above (the “Guidelines”) effective commencing as of the fiscal quarter of the Company beginning January 1, 2010.  The purpose of the Guidelines is to encourage growth in stockholder value by enhancing the linkage between the employees subject to the Guidelines and the Company’s stockholders, thereby mitigating the potential of excessive risk-taking.  The Guidelines generally require that during each fiscal quarter senior management employees maintain ownership of at least a specified number of shares of the common stock of the Company (“Common Stock”), which number of shares is based on a multiple of such employee’s rate of annual salary on the first day of the quarter.  An employee subject to the Guidelines will not be permitted to dispose of Common Stock acquired under an equity award from the Company unless after such disposition the number of shares of Common Stock owned by the employee satisfies the Guidelines.

(2)           Incentive Compensation Recoupment Policy for Executive Officers (the “Policy”) effective commencing January 1, 2010.  The Policy generally provides that if an executive officer receives incentive compensation based on the achievement of a performance metric and the Board commences action to restate the calculation of such performance metric within five fiscal years due to a material misstatement or inaccuracy, the Company may require such executive officer to repay all or a portion of the amount of such incentive compensation that the Board in good faith determines would not have been payable if not for the material misstatement or inaccuracy.  The five year look back limitation does not apply where the Board determines that the executive officer’s fraud, misconduct, negligence or other knowing actual involvement was a contributing factor to the need for the restatement.

The foregoing description of the Stock Ownership Guidelines and Policy is qualified in its entirety by the terms and conditions of the Stock Ownership Guidelines and Policy, copies of which are filed with this Report as Exhibits 99.1 and 99.2, respectively, and hereby incorporated herein by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01     Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
99.1	Stock Ownership Guidelines for Senior Management Employees Level 21 and Above
99.2	Incentive Compensation Recoupment Policy for Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: January 25, 2010	By	/s/ James I. Edelson
Name: James I. Edelson Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Stock Ownership Guidelines for Senior Management Employees Level 21 and Above
99.2	Incentive Compensation Recoupment Policy for Executive Officers